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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                     SECTION 1350 OF CHAPTER 63 OF TITLE 18
                     OF THE UNITED STATES CODE AS CREATED BY
                         THE SARBANES-OXLEY ACT OF 2002


                  I, Samuel C. Scott III, the Chief Executive Officer of Corn Products International, Inc., certify that (i) the report on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Corn Products International, Inc.


/s/ Samuel C. Scott III
---------------------------------------
Samuel C. Scott III
Chief Executive Officer
May 13, 2003




A signed original of this written statement required by Section 906 has been provided to Corn Products International, Inc. and will be retained by Corn Products International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.